Exhibit 99.2 Fourth Quarter and Full Year 2022 Financial Review and Analysis (preliminary, unaudited) February 2, 2023 Supplemental Presentation Materials Unless otherwise indicated, comparisons are to the same period in the prior year. February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 1

Safe Harbor Statement Certain statements contained in this document are forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. These forward-looking statements, and ﬁnancial or other business targets, are subject to certain risks and uncertainties. We believe that the most signiﬁcant risk factors that could affect our ﬁnancial performance in the near term include: (i) the impacts to underlying demand for our products from global economic conditions, political uncertainty, and changes in environmental standards and governmental regulations, including as a result of COVID-19; (ii) the cost and availability of raw materials; (iii) competitors' actions, including pricing, expansion in key markets, and product offerings; (iv) the degree to which higher costs can be offset with productivity measures and/or passed on to customers through price increases, without a signiﬁcant loss of volume; (v) foreign currency ﬂuctuations; and (vi) the execution and integration of acquisitions. Actual results and trends may differ materially from historical or anticipated results depending on a variety of factors, including but are not limited to, risks and uncertainties relating to the following: ● Our Business – ﬂuctuations in demand affecting sales to customers; ﬂuctuations in the cost and availability of raw materials and energy; changes in our markets due to competitive conditions, technological developments, environmental standards, laws and regulations, and customer preferences; the impact of competitive products and pricing; execution and integration of acquisitions; selling prices; customer and supplier concentrations or consolidations; ﬁnancial condition of distributors; outsourced manufacturers; product and service quality; timely development and market acceptance of new products, including sustainable or sustainably-sourced products; investment in development activities and new production facilities; successful implementation of new manufacturing technologies and installation of manufacturing equipment; our ability to generate sustained productivity improvement; our ability to achieve and sustain targeted cost reductions; and collection of receivables from customers ● International Operations – worldwide and local economic and market conditions; changes in political conditions, including those related to the Russian invasion of Ukraine; and ﬂuctuations in foreign currency exchange rates and other risks associated with foreign operations, including in emerging markets ● COVID-19 ● Income Taxes – ﬂuctuations in tax rates; changes in tax laws and regulations, and uncertainties associated with interpretations of such laws and regulations; retention of tax incentives; outcome of tax audits; and the realization of deferred tax assets ● Information Technology – disruptions in information technology systems or data security breaches, including cyber-attacks or other intrusions to network security; and successful installation of new or upgraded information technology systems ● Human Capital – recruitment and retention of employees; and collective labor arrangements ● Our Indebtedness – credit risks; our ability to obtain adequate ﬁnancing arrangements and maintain access to capital; ﬂuctuations in interest rates; volatility of ﬁnancial markets; and compliance with our debt covenants ● Ownership of Our Stock – potential signiﬁcant variability of our stock price and amounts of future dividends and share repurchases ● Legal and Regulatory Matters – protection and infringement of intellectual property; impact of legal and regulatory proceedings, including with respect to environmental, anti-corruption, health and safety, and trade compliance ● Other Financial Matters – ﬂuctuations in pension costs and goodwill impairment For a more detailed discussion of these factors, see “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our 2021 Form 10-K, ﬁled with the Securities and Exchange Commission on February 23, 2022, and subsequent quarterly reports on Form 10-Q. The forward-looking statements included in this document are made only as of the date of this document, and we undertake no obligation to update these statements to reﬂect subsequent events or circumstances, other than as may be required by law. February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 2

Use of Non-GAAP Financial Measures This presentation contains certain non-GAAP ﬁnancial measures as deﬁned by SEC rules. We report our ﬁnancial results in conformity with accounting principles generally accepted in the United States of America, or GAAP, and also communicate with investors using certain non-GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are not in accordance with, nor are they a substitute for or superior to, the comparable GAAP ﬁnancial measures. These non-GAAP ﬁnancial measures are intended to supplement the presentation of our ﬁnancial results prepared in accordance with GAAP. Based on feedback from investors and ﬁnancial analysts, we believe that the supplemental non-GAAP ﬁnancial measures we provide are useful to their assessments of our performance and operating trends, as well as liquidity. In accordance with Regulations G and S-K, reconciliations of non-GAAP ﬁnancial measures from the most directly comparable GAAP ﬁnancial measures, including limitations associated with these non-GAAP ﬁnancial measures, are provided in the appendix to this document and/or ﬁnancial schedules accompanying the earnings news release for the quarter (see Attachments A-4 through A-10 to news release dated February 2, 2023). Our non-GAAP ﬁnancial measures exclude the impact of certain events, activities or strategic decisions. The accounting effects of these events, activities or decisions, which are included in the GAAP ﬁnancial measures, may make it more difﬁcult to assess our underlying performance in a single period. By excluding the accounting effects, positive or negative, of certain items (e.g., restructuring charges, outcomes of certain legal proceedings, certain effects of strategic transactions and related costs, losses from debt extinguishments, gains or losses from curtailment or settlement of pension obligations, gains or losses on sales of certain assets, gains or losses on venture investments and other items), we believe that we are providing meaningful supplemental information that facilitates an understanding of our core operating results and liquidity measures. While some of the items we exclude from GAAP ﬁnancial measures recur, they tend to be disparate in amount, frequency or timing. We use these non-GAAP ﬁnancial measures internally to evaluate trends in our underlying performance, as well as to facilitate comparison to the results of competitors for quarters and year-to-date periods, as applicable. We use the non-GAAP ﬁnancial measures described below in this presentation. • Sales change ex. currency refers to the increase or decrease in net sales, excluding the estimated impact of foreign currency translation and the reclassiﬁcation of sales between segments, and, where applicable, an extra week in our ﬁscal year and the calendar shift resulting from the extra week in the prior ﬁscal year, and currency adjustment for transitional reporting of highly inﬂationary economies. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Organic sales change refers to sales change ex. currency, excluding the estimated impact of acquisitions and product line divestitures. We believe that sales change ex. currency and organic sales change assist investors in evaluating the sales change from the ongoing activities of our businesses and enhance their ability to evaluate our results from period to period. We believe that the following measures assist investors in understanding our core operating trends and comparing our results with those of our competitors. • Adjusted operating income refers to income before taxes; interest expense; other non-operating expense (income), net; and other expense (income), net. • Adjusted EBITDA refers to adjusted operating income before depreciation and amortization. • Adjusted EBITDA ex. currency refers to the change in adjusted EBITDA on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Adjusted operating margin refers to adjusted operating income as a percentage of net sales. • Adjusted EBITDA margin refers to adjusted EBITDA as a percentage of net sales. • Adjusted tax rate refers to the full-year GAAP tax rate, adjusted to exclude certain unusual or infrequent events that are expected to signiﬁcantly impact that rate, such as effects of certain discrete tax planning actions, impacts related to enactments of comprehensive tax law changes, and other items. • Adjusted net income refers to income before taxes, tax-effected at the adjusted tax rate, and adjusted for tax-effected restructuring charges and other items. • Adjusted net income per common share, assuming dilution (adjusted EPS) refers to adjusted net income divided by the weighted average number of common shares outstanding, assuming dilution. • Adjusted EPS ex. currency refers to the change in adjusted net income per common share, assuming dilution, on a constant currency basis. The estimated impact of foreign currency translation is calculated on a constant currency basis, with prior period results translated at current period average exchange rates to exclude the effect of currency ﬂuctuations. • Net debt to adjusted EBITDA ratio refers to total debt (including ﬁnance leases) less cash and cash equivalents, divided by adjusted EBITDA for the last twelve months. We believe that the net debt to adjusted EBITDA ratio assists investors in assessing our leverage position. • Return on total capital (ROTC) refers to net income excluding interest expense and amortization of intangible assets from acquisitions, net of tax beneﬁt, divided by the average of beginning and ending invested capital. We believe that ROTC assists investors in understanding our ability to generate returns from our capital. • Free cash ﬂow (FCF) refers to cash ﬂow provided by operating activities, less payments for property, plant and equipment, software and other deferred charges, plus proceeds from sales of property, plant and equipment, plus (minus) net proceeds from insurance and sales (purchases) of investments. Free cash ﬂow is also adjusted for, where applicable, certain acquisition-related transaction costs. We believe that free cash ﬂow assists investors by showing the amount of cash we have available for debt reductions, dividends, share repurchases, and acquisitions. • Free cash ﬂow conversion refers to free cash ﬂow divided by net income. This document has been furnished (not ﬁled) on Form 8-K with the SEC and may be found on our website at www.investors.averydennison.com. February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 3

Strong results in 2022; well-positioned for continued EPS growth in 2023 Sales up 13% ex. currency (non-GAAP), driven by pricing, Intelligent Labels volume and acquisitions Adj. EPS (non-GAAP) up 3%, up ~40% vs. 2019 ● Adj. EPS ex. currency (non-GAAP) up 11% Intelligent Labels achieved sales of $0.8 bil.; targeting $1 bil. in 2023 Delivered strong results despite challenging environment ● Unprecedented level of inﬂation; signiﬁcant currency headwinds ● COVID-19 negatively impacted demand in China ● Ceased shipment of products to Russia in Q2 Signiﬁcant inventory destocking drove volume decline in Q4 Expect adj. EPS of $9.15 to $9.55 in 2023 ● Destocking continues in Q1; targeting H2 adj. EPS annual run-rate >$10 ● Implementing recession scenario plan actions ● Free cash ﬂow proﬁle remains strong; targeting ~100% FCF conversion (non-GAAP) in 2023 Remain well-positioned for continued GDP+ growth and top-quartile ROTC; on track to achieve 2025 goals February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 4

Full Year 2022 Review Reported EPS of $9.21, up 4% Adj. EPS of $9.15, up 3%, and 11% ex. currency Reported sales of $9.0 bil., up 8% ● Sales growth ex. currency (non-GAAP) of 13%; organic sales growth (non-GAAP) of 10% Reported operating income of $1.1 bil. ● Adj. EBITDA (non-GAAP) of $1.4 bil., up 4%, and 11% ex. currency ● Adj. EBITDA margin (non-GAAP) of 15.1%, down 50 bps Free cash ﬂow (non-GAAP) of $667 mil., down $130 mil. ● Average 2020-2022 FCF conversion of ~100% Maintained strong balance sheet, while continuing to deploy capital in disciplined manner ● Year-end net debt to adj. EBITDA (non-GAAP) ratio of 2.2 ● Deployed $618 mil. for buybacks and a growing dividend and $40 mil. for M&A Continuing progress toward long-term goals in 2023 ● Reported sales growth of 0% to 4%; organic sales growth of 1% to 5% ● Reported EPS of $8.85 to $9.25; adj. EPS of $9.15 to $9.55 February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 5

Intelligent Labels



~20%
Org. Sales
$0.25B
$0.8B
$1B
2017
2018
2019
2020
2021
2022
2023

- Industry-leading position; 50%+ UHF RFID share
- Targeting 20%+ organic growth in coming years
- Clear innovation leader
- Investing in capacity and market development

Solutions enabling omnichannel retail, more efficient supply chains, enhanced consumer experience and less waste



End Market
~25%
$0.8B
~75%
2022 Sales by End Market
Apparel
Other



# of Engagements
Pipeline by End Market
Apparel
Food
Industrial
Logistics
Beauty

February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis

AVERY DENNISON 6

Combined LGM and IHM into Materials Group; renamed RBIS Materials Group Solutions Group (1) (1) $6.5 bil. $2.5 bil. (f ormer LGM and IHM) (former RBIS) Pressure-sensitive materials ● RFID solutions ● Label materials (LPM)● Branded tag and embellishment solutions ● Graphic and reﬂective materials● Data management and identiﬁcation solutions (2) ● Functional materials (e.g. tapes )● Pricing and productivity solutions (1) FY 2022 Net Sales (2) Previously part of IHM February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 7 Former segment names: Label and Graphic Materials (LGM), Industrial and Healthcare Materials (IHM) and Retail Branding and Information Solutions (RBIS)

Full Year 2022 Sales Growth and Operating Margin Comparison Full Year Sales Growth Reported Ex. Currency Organic Materials Group4.6%11.0%11.2% Solutions Group15.6%19.1%5.0% Total Company7.5%13.1%9.5% Reported Adj. EBITDA Margin Operating Margin FY22 FY21 FY22 FY21 Materials Group13.2%14.2% 15.1%16.1% Solutions Group11.9%11.7% 18.3%18.0% Total Company11.9%12.6% 15.1%15.6% February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 8

Delivering on objectives to drive GDP+ growth and top-quartile ROTC 2021–2025 2021-2022 TARGETS RESULTS 15.8% (1) Sales Growth Ex. Currency 5%+ 2-YR CAGR 16%+ 15.1% Adjusted EBITDA Margin in 2025 in 2022 13.5% (1) Adjusted EPS Growth 10% 2-YR CAGR 17.4% ROTC (Non-GAAP) 18%+ in 2022 (1) Reﬂects ﬁve-year compound annual growth rates, with 2020 as the base period Note: 2021-2025 targets reﬂected a higher-than-average growth expectation early in the cycle due to an anticipated economic rebound February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 9

ESG: Balanced scorecard measuring progress for key stakeholders Employees Customers Communities Shareholders Employee Engagement Vitality Index Cum. GHG% Reduction Cumulative TSR (as of 1.25.23) AVY 193% *as of * Q3 2022 S&P 500 Women Manager+ Service Flexibility % Certiﬁed Paper 100% Leading in an environmentally and socially responsible manner, with clear 2030 goals Make a positive social impact Deliver innovations that Reduce the environmental impact by enhancing the livelihood of advance the circular economy in our operations and supply chain our people and communities February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 10

Fourth Quarter 2022 Review Reported sales of $2.0 bil., down 7% ● Sales change ex. currency and organic sales change each down by 1% ● Signiﬁcant inventory destocking drove volume declines, partially offset by higher prices ○ Volumes down double digits in Apparel, Materials Europe and Materials North America Reported operating income of $186 mil. ● Adj. EBITDA of $261 mil., down 20%; adj. EBITDA margin of 12.9%, down 200 bps Reported EPS of $1.51 Adj. EPS of $1.65, down 23% and 14% ex. currency Implementing recession scenario plan actions Temporary sources of savings ● Volume-related actions (e.g. production shutdowns, OT/temp. labor/shift reductions) ● Belt tightening actions Structural sources of savings ● Restructuring actions; anticipate ~$45 mil. of savings, net of transition costs February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 11

Strong Balance Sheet and Ample Liquidity YE 2022 Leverage Debt / Liquidity Considerations Total Debt Outstanding $3.1B ● Ample liquidity: increased revolver capacity to $1.2 bil. in January 2023 (through 2026) Cash and cash equivalents $0.2B ● Prioritizing near-term capex priorities while supporting long-term (1) Net Debt $2.9B value creation goals Adjusted EBITDA, trailing 4 qtrs $1.4B ● Strong free cash ﬂow proﬁle; delivering ~100% long-term FCF conversion Net Debt to Adj. EBITDA (non-GAAP) 2.2 Results vs. LT Capital Allocation Strategy Long-Term Debt Maturity Schedule % of Available Capital ‘21-’25 ‘21-‘22 Target Actual Capex/restructuring 25%-30% 19% Dividends ~20% 15% ~50% Buyback/M&A: 67% Share Repurchases 18% Acquisitions and Equity Investments 49% (1) Totals may not sum due to rounding * €500M debt converted to USD at 1.1x + $30M medium-term note Februar y 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 12

Quarterly Sales Trend Analysis 4Q21 1Q22 2Q22 3Q22 4Q22 Reported Sales Change 9.7% 14.5% 11.7% 11.8% (7.2%) (1) Organic Sales Change 12.8% 12.7% 11.3% 15.5% (0.9%) Acquisitions/Divestitures 5.7% 5.3% 5.4% 3.5% 0.1% (1),(2) Sales Change Ex. Currency 18.5% 18.0% 16.7% 19.0% (0.8%) Extra Week Impact (8.5%) - - - - Currency Translation (0.3%) (3.4%) (5.0%) (7.2%) (6.4%) (2) Reported Sales Change 9.7% 14.5% 11.7% 11.8% (7.2%) (1) Non-GAAP (2) Totals may not sum due to rounding February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 13

Fourth Quarter Sales Growth and Operating Margin Comparison Fourth Quarter Sales Growth Reported Ex. Currency Organic Materials Group(5.4%)2.2%2.2% Solutions Group(11.3%)(7.3%)(7.7%) Total Company(7.2%)(0.8%)(0.9%) Reported Adj. EBITDA Margin Operating Margin 4Q22 4Q21 4Q22 4Q21 Materials Group10.7%11.8% 12.8%14.3% Solutions Group8.8%14.7% 15.9%19.3% Total Company9.2%12.1% 12.9%14.9% February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 14

Fourth Quarter 2022 Results AVY ‘22 Sales by Segment Materials Group Materials Group 72% Solutions Group Reported sales decreased 5% to $1.4 bil. Sales up 2% ex. currency and 2% organically ● Label materials up low-single digits on organic basis, with growth in both high value and base categories ○ Pricing more than offset low-double-digit volume decline, Materials Group 2022 Sales by Product driven by inventory destocking High Value Label materials ○ Organically, sales down low-to-mid single digits in North Categories Graphics & Reﬂectives America; sales up low-double digits in Western Europe and 35% Performance Tapes & Medical mid-single digits in emerging markets Other ● Graphics and Reﬂectives up low-single digits organically Materials Group ● Performance Tapes and Medical up low-double digits organically 2022 Sales by Geography U.S. & Canada Reported operating margin decreased 110 bps to 10.7% Emerging Western Europe Markets ● Adj. EBITDA of $184 mil., down 15% E. Europe & MENA 36% ● Adj. EBITDA margin of 12.8% Asia Paciﬁc Latin America February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 15 15 End Market Product Category

Fourth Quarter 2022 Results AVY ‘22 Sales by Segment Solutions Group Materials Group 28% Solutions Group Reported sales decreased 11% to $585 mil. Sales down 7% ex. currency and 8% organically ● High value categories up mid-single digits organically ● Base solutions down high-teens organically as customers Solutions Group adjusted inventory levels 2022 Sales by Product ● Enterprise-wide Intelligent Labels sales for the full year up 15% Base Solutions High Value organically Categories Intelligent Labels 53% Vestcom Reported operating margin decreased 590 bps to 8.8% Ext. Embellishments ● Adj. EBITDA of $93 mil., down 27% ● Adj. EBITDA margin of 15.9% Solutions Group 2022 Sales by Geography U.S. & Canada Europe Asia Paciﬁc Latin America February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 16 16 Est. End Market Product Category

Quarterly Sales Trend Analysis (cont.) Organic Sales Change 4Q21 1Q22 2Q22 3Q22 4Q22 Materials Group 11% 10% 14% 19% 2% Solutions Group 20% 20% 5% 7% (8%) Total Company 13% 13% 11% 16% (1%) Total Company 19% 18% 17% 19% (1%) Sales Change Ex. Currency February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 17

Adj. EPS


~40% adj. EPS growth
2019-2022
$6.60
$7.10
$8.91
$9.15
2019
2020
2021
2022
2023

Net Sales

($ billion)


$7.1
$7.0
$8.4
$9.0
2019
2020
2021
2022
2023

2023 EPS Guidance

Reported EPS	**$8.85 – $9.25**
Add back: est. restructuring costs and other items	**~$0.30**
Adjusted EPS (non-GAAP)	**$9.15 – $9.55**

Contributing Factors

- Reported sales growth of 0% to 4%; ~1% currency headwind
  - Organic sales growth of 1% to 5%
  - Destocking continues in first quarter
- Incremental savings of ~$45 mil. from restructuring actions, net of transition costs
- Continuing to invest in key strategic platforms, particularly Intelligent Labels
  - Incremental opex investment of ~$25 mil.
  - Fixed and IT capital spend of ~$350 mil.
- $0.25 headwind from non-operational items (tax, currency, interest, net of share count)
- Targeting FCF conversion of ~100%

February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis AVERY DENNISON 18

Appendix A: End Market Exposure Supplemental Segment Results February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 19

Broad exposure to diverse end markets

Sales by End Market Category[1]


Staples
~60%
Food
Industrial/
Durable
HPC
Total
Staples
~80%
Apparel
Beverage
Pharma
Oth. Non-
Durable
Logistics
Healthcare
Discretionary
Staples ~20%

Sales by Geographic End Market[1]


Other(2)
LATAM
S. Asia
U.S.
~40%
China
E. Europe
& MENA
Western
Europe
~30%

(1) FY22 sales
(2) Includes Australia, Canada, Japan, New Zealand, and South Africa
Note: Ceased shipment of all products for the Russian market (~1% of total company revenue in 2021)

February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis
AVERY DENNISON 20

Supplemental 2022 Segment Results Rptd. Sales Ex. Curr. Org. Sales Operating Oper. Adj. Oper. Adj. EBITDA Q4 2022 Net Sales Change Change Change Income Margin Margin Margin Former LGM $1,251 (6.0%) 1.5% 1.5% $135 10.8% 10.5% 12.7% Former IHM $190 (1.3%) 6.7% 6.7% $19 9.8% 9.7% 13.1% Materials Group $1,441 (5.4%) 2.2% 2.2% $154 10.7% 10.4% 12.8% (1) Solutions Group $585 (11.3%) (7.3%) (7.7%) $52 8.8% 9.1% 15.9% Rptd. Sales Ex. Curr. Org. Sales Operating Oper. Adj. Oper. Adj. EBITDA FY 2022 Net Sales Change Change Change Income Margin Margin Margin Former LGM $5,726 5.4% 11.9% 12.1% $784 13.7% 13.5% 15.4% Former IHM $769 (0.9%) 4.1% 4.9% $75 9.7% 9.8% 13.2% Materials Group $6,495 4.6% 11.0% 11.2% $859 13.2% 13.0% 15.1% (1) Solutions Group $2,544 15.6% 19.1% 5.0% $302 11.9% 12.2% 18.3% (1) Renamed the former RBIS segment “Solutions Group” February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 21

Historical Trends - New Reporting Segments February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 ﬁnancial review and analysis 22

Historical Trends - New Reporting Segments Continued February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 23

Appendix B: Reconciliation of Financial Measures from GAAP to Non-GAAP February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 24

Organic Sales Change – Avery Dennison (1) Totals may not sum due to rounding February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 25

Organic Sales Change by Segment (1) Totals may not sum due to rounding February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 26

Adjusted Operating Margin and EBITDA – Avery Dennison February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 27

Adjusted Operating Margin and EBITDA – Materials Group February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 28

Adjusted Operating Margin and EBITDA – Solutions Group February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 29

Adjusted Net Income The adjusted tax rate was 24.7%, 25%, 24.1%, 24.6%, and 25% for 2022, 2021, 2020, 2019, and 2018, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, outcomes of legal proceedings, Argentine peso remeasurement transition loss, reversal of acquisition related contingent consideration, and other items. (2) Tax benefits from the deduction of the U.S. pension contributions on our 2017 U.S. income tax return. (3) In the fourth quarter of 2018, we finalized our provisional amounts as defined under SEC Staff Accounting Bulletin No. 118 related to the TCJA. February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 30

Adjusted EPS The adjusted tax rate was 24.7%, 25%, 24.1%, 24.6%, and 25% for 2022, 2021, 2020, 2019, and 2018, respectively. (1) Includes restructuring and related charges, transaction and related costs, gain/loss on venture investments, gain/loss on sale of assets, gain on sale of product line, outcomes of legal proceedings, Argentine peso remeasurement transition loss, reversal of acquisition related contingent consideration, and other items. (2) In the fourth quarter of 2018, we finalized our provisional amounts as defined under SEC Staff Accounting Bulletin No. 118 related to the TCJA. February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 31

Free Cash Flow February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 32

Return on Total Capital (ROTC) February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 33

Net Debt to Adjusted EBITDA February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 34

Adjusted EBITDA and EPS ex. currency February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 35

February 2, 2023 Preliminary & unaudited, Q4 & FY 2022 financial review and analysis 36 © 2023 Avery Dennison Corporation. All rights reserved. Avery Dennison and all other Avery Dennison brands, product names and codes are trademarks of Avery Dennison Corporation. All other brands or product names are trademarks of ® their respective owners. Fortune 500 is a trademark of Time, Inc. Branding and other information on any samples depicted is fictitious. Any resemblance to actual names is purely coincidental.